SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) August 15, 2000



                           BUTLER NATIONAL CORPORATION
           (Exact name of Registrant as specified in its charter)

   Delaware                          0-1678                 41-0834293
(State of incorporation)  (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)



               19920 West 161st Street, Olathe, Kansas  66062
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code:  (913) 780-9595

      Former Name, former address and former fiscal year if changed since last report:




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Item 5.  Other Events.

As a result of the restated Form 10-K/A for the fiscal year ending April 30, 1998, as filed with the Securities and Exchange Commission on March 24, 2000, the Company has since filed the following amended forms:

1.   Form 10-Q/A for the period ended July 31, 1998, filed August 7, 2000
2.   Form 10-Q/A for the period ended October 31, 1998, filed August 7, 2000
3.   Form 10-Q/A for the period ended January 31, 1999, filed August 7, 2000
4. Form 10-K/A (audited) for the period ended April 30, 1999, filed August 10, 2000

Also as a result of that restatement the Company plans to file with the Securities and Exchange Commission in September 2000, the following forms:

1.  Form 10-Q/A for the period ended July 31, 1999
2.  Form 10-Q/A for the period ended October 31, 1999
3.  Form 10-Q/A for the period ended January 31, 2000
4.  Form 10-K (audited) for the period ended April 30, 2000

The Company also plans to file with the Securities and Exchange Commission in September 2000, the following forms:

1.  Form 10 for the Indian Gaming spin-out
2.  Form 10-Q for the period ending July 31, 2000

                                Signatures


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                        Butler National Corporation
                                (Registrant)


August 15, 2000                    /S/Clark D. Stewart
(Date)                             Clark D. Stewart,
                                   President and Chief Executive Officer


August 15, 2000                    /S/Robert E. Leisure
(Date)                             Robert E. Leisure
                                   Chief Financial Officer